SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 15, 1999




                              FLORIDAFIRST BANCORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                 000-25693                  59-3545582
----------------------------        -------------          ---------------------
(State or other jurisdiction         (File No.)                (IRS Employer
     of incorporation)                                         Identification
                                                                  Number)


205 East Orange Street, Lakeland, Florida                       33801-4611
-----------------------------------------                  ---------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  (863) 688-6811
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              FLORIDAFIRST BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         The Registrant announced that it had received the required approvals necessary to implement a stock repurchase plan to purchase up to 15% of its outstanding Common Stock held by persons other than FloridaFirst Bancorp MHC. The Registrant will purchase up to 405,578 shares of its Common Stock. For further details, reference is made to the Press Release dated October 19, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits.

                  99       Press Release dated October 19, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       FLORIDAFIRST BANCORP



Date: October 26, 1999                 By: /s/ Kerry P. Charlet
                                           -------------------------------------
                                           Kerry P. Charlet
                                           Chief Financial Officer